(LOGO)
The First
Australia
Prime Income Fund, Inc.

(LOGO)
Managed by EquitiLink
International
Management
Limited

Semi-Annual Report April 30, 2000

Highlights

- 16.6% cash distribution rate for the previous 12 months, based on a share price of $4.25 on April
30, 2000
- 27.3% of assets invested in Asian debt securities
- 16.3% of assets are denominated in US dollars
- 75.8% of assets rated A or better
- Brokerage on DRP purchases reduced from 5 cents to 2 cents per share

(GRAPHIC)
www.equitilink.com
AMEX - FAX

Managed by EquitiLink International Management
Limited.
Advised by EquitiLink Australia Limited.
ALL AMOUNTS ARE U.S. DOLLARS UNLESS
OTHERWISE STATED
letter to Shareholders

   June 23, 2000

Dear Shareholder,
We present this Semi-Annual Report which covers the activities of The First Australia Prime Income
Fund, Inc. (the "Fund") for the six months ended
April 30, 2000. Included in this report is a review of Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International
Management Limited.

Net Asset Value Performance: Negatively affected by strong US dollar
The Fund's Net Asset Value (NAV) return in US dollar terms was -3.9% for the six months to April
30, 2000, assuming reinvestment of dividends. This negative return was due to the 9.6% appreciation of the US dollar against the Australian dollar during the reporting period. As the Fund's investment parameters do not permit hedging of the Australian currency and at least 65% of total assets must be invested in Australian dollar denominated debt securities, the Fund remains exposed to movements in the US dollar against the Australian dollar.

The Fund's strategy of diversifying into higher yielding Asian bonds and reducing its exposure to the Australian market has made a positive contribution to the Fund's performance. The Fund's
NAV per share was $5.57 on April 30, 2000, and its share price was $4.25, representing a discount to NAV of 23.7%.

Asia: 27.3% of total assets invested in Asian debt securities
On April 30, 2000, the Fund held 27.3% of its total assets in Asian debt securities. Of the Fund's total assets, 13.5% is held in Asian Yankee bonds, bringing the Fund's total US dollar exposure to 16.3%. In this way, the currency risk of the Fund's total investments has been reduced.

The Fund's total investments have maintained a high credit quality. On April 30, 2000, 75.8% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions: 16.6% annual cash distribution rate
Distributions for the year to April 30, 2000 totaled 70.5 cents per share. Based on the share price of $4.25 as of April 30, 2000, the cash distribution rate for the year was 16.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate maybe higher for those US investors who are able to claim a tax credit.

On March 17, 2000, the Board of Directors announced a 4.5 cent per share monthly distribution. It is the Board's intention that the monthly disbribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review to take place in September 2000. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The First Australia Prime Income Fund, Inc.

For information on the Fund, including weekly
updates of share price, NAV, and details of
distributions, please contact EquitiLink USA Inc.
Investor Relations, by:
- toll free on 1-800-522-5465 in the United States,
- e-mail at InvestorRelations@equitilinkny.com, or
- the website at www.equitilink.com.

Sincerely

Laurence S. Freedman
Chairman

Brian M. Sherman
President

(LOGO)
The First
Australia
Prime Income Fund, Inc.


Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregated gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined at the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of
1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the year to date, including the distribution paid on June
16, 2000, are made up of 67% net investment income, 2% realized capital gains, and 31% return of paid-in capital.

This estimated distribution composition will vary from month to month because it may be materially impacted by future realized gains and losses on securities and on fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2001, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

Dividend Reinvestment and
Cash Purchase Plan          The First Australia Prime Income Fund, Inc.

We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan (the "Plan") which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates;
Brokerage on share purchases was recently reduced from 5 cents to 2 cents per share.

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please telephone the Plan Agent, State Street Bank & Trust
Company, P.O. Box 8200, Boston, MA 02266, or toll-free at 1-800-451-6788.

Report of the Investment Manager   The First Australia Prime Income Fund, Inc.

Distributions
Distributions for the year ended April 30, 2000 totaled 70.5 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Based on the share price of $4.25 as of April 30, 2000, the cash distribution rate for the year was 16.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On March 17, 2000, the Board of Directors announced a 4.5 cent per share monthly distribution. It is the Board's intention that the monthly distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review to take place in September 2000.

Net Asset Value Performance
The Fund's Net Asset Value (NAV) return in US dollar terms was -3.9% for the six months to April
30, 2000, assuming reinvestment of dividends. This negative return was due to the 9.6% appreciation of the US dollar against the Australian dollar during the reporting period. As the Fund's investment parameters do not permit hedging of the Australian currency and at least 65% of total assets must be invested in Australian dollar denominated debt securities, the Fund remains exposed to movements in the US dollar against the Australian dollar.

The Fund's strategy of diversifying into Asian high yielding bonds and reducing its exposure to the Australian market has made a positive contribution to the Fund's performance. The Fund's NAV per share was $5.57 on April 30, 2000, and its share price was $4.25, representing a discount to NAV of 23.7%.
As of the date of this report, the NAV per share was $5.69.

Share Price
The Fund's share price return in US dollar terms was -24.2% for the six months to April 30, 2000, assuming reinvestment of dividends. On April 30, 2000, the share price was $4.25, representing a discount to NAV of 23.7%. As of the date of this report, the share price was $4.56, representing a 19.8% discount to NAV.

Auction Market Preferred Stock (AMPS)
The Fund's AMPS continue to be well bid with a 5.74% average interest rate over the quarter compared with an average 5.94% for 30 day US
Commercial Paper. These rates have increased since the last quarter as the US Federal Reserve has increased official cash interest rates.

The Fund is a leveraged Fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world. This has resulted in a negative impact for common shareholders. The Manager expects that in the medium to longer term this situation will rectify itself and the AMP's will contribute positively.

Report of the Investment Manager
(continued)                       The First Australia Prime Income Fund, Inc.

Quality of Investments
As of April 30, 2000, 75.8% of the Fund's investments were in securities where either the issue or the issuer was rated A or better by Standard & Poor's, and Moody's Investors Service
Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the
Fund:


                  AAA/Aaa   AA/Aa    A   BBB/Baa   BB/Ba*   B*
                     %        %      %      %        %      %

April 30, 2000      52.1     19.0   4.7   14.6       6.4    3.2
January 31, 2000    54.6     18.6   4.0   12.5       8.0    2.3
October 31, 1999    54.9     19.7   4.4   12.3       7.2    1.5
July 31, 1999       54.2     19.9   5.9   12.5       6.6    0.9
April 30, 1999      59.2     19.5   2.1   12.6       5.6    1.0

* Below investment grade.

Geographic Composition
The following table displays the geographic
composition of the Fund's portfolio:
                                      Asia
                  Australia   (incl. New Zealand)   United States
         Date         %                %                  %
April 30, 2000       69.6             27.6               2.8
January 31, 2000     73.7             26.0               0.3*
October 31, 1999     75.9             22.6               1.5
July 31, 1999        76.8             22.0               1.2
April 30, 1999       77.5             19.6               2.9
* Includes US$ short-dated paper from Japanese issuers with a credit rating of A or better.

Currency Composition
The following table displays the currency
composition of the Fund's portfolio:
                  Australian     Asia Currencies
                    Dollar     (incl. New Zealand)   U.S. Dollar*
          Date        %                %                   %
April 30, 2000       69.6             14.1               16.3
January 31, 2000     73.7             11.4               14.9
October 31, 1999     76.0              8.6               15.4
July 31, 1999        76.9              8.2               14.9
April 30, 1999       77.5              6.1               16.4

* Includes 13.5% Asian Yankee Bonds in April,
2000 (14.5% in January, 14.0% in October,
13.8% in July, 13.7% in April, 1999).

Report of the Investment Manager
(continued)                      The First Australia Prime Income Fund, Inc.

Interest Rate Exposure
The following table displays the movements in country composition of the Fund's portfolio according to interest rate risk:

                                     Ex-Australia
                   Australia   (incl. Asia & New Zealand)   United States
         Date          %                   %                      %
April 30, 2000       69.6                14.1                   16.3
January 31, 2000     73.7                11.4                   14.9
October 31, 1999     76.0                 8.6                   15.4
July 31, 1999        76.9                 8.2                   14.9
April 30, 1999       77.5                 5.9                   16.6

Maturity Composition
On April 30, 2000 the average maturity of the portfolio was 6.1* years, compared with 6.6 years as of October 31, 1999. The following table shows the maturity composition of the Fund's portfolio as of April 30, 2000, compared with the previous six months and twelve months:

                 Under 3 Years   3 to 5 Years   5 to 10 Years   10 Years & Over
         Date          %              %               %                 %
April 30, 2000       37.6           13.5            40.0               8.9
October 31, 1999     32.6           12.5            46.9               8.0
April 31, 1999       36.2           25.6            36.4               1.8

* The portfolio's duration is 3.7 years (October
31, 1999: 4.0 years).

Sectoral Composition
The following shows the sectoral composition of the portfolio as of April 30, 2000:

                       Domestic Bonds                          US Bonds
                                   Ex-Australia                    United States
                 Australia   (incl. Asia & New Zealand)   Yankees  (Cash/Bonds)
                     %                   %                   %          %
Government*         17.2                7.0                 3.1        0.0
Semi
 Government**       26.7                1.0                 1.8        0.0
Government Bank      0.0                4.1                 0.8        0.0
Government
 Corporation         0.7                0.0                 0.0        0.0
Utility              0.0                0.0                 0.3        0.0
Supernational        3.6                0.0                 0.0        0.0
Bank/Finance
 Company***         17.6                0.9                 3.3        2.5
Corporate            3.8                1.4                 4.2        0.0

*   Includes government guaranteed debt
**  Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

Market Review and Outlook    The First Australia Prime Income Fund, Inc.

Australia
Economy
The growth in the Australian economy has been uninterrupted since 1992, one of its longest periods of expansion. After strong growth at the end of 1999, the economy has moderated slightly in early 2000. However, the economy is forecast by the Federal Government to remain strong at 3.75% for the year to June 2001.

Inflation has risen to 2.8% due to higher oil prices, but remains well within expectations and the Reserve Bank of Australia's target range.

Fixed Income
The Reserve Bank of Australia increased interest rates by 1.00% during the six months to April 30 and by a further 0.25% in early May, taking official interest rates to 6.00%. The Reserve Bank of Australia is expected to maintain its pre-emptive approach and further tightenings of monetary policy are forecast to occur during the year.

Movements in US treasury yields remained the key influence on Australian yields during the six months. Ten-year government bond yields fell from 6.63% to 6.39%.

Currency
The US dollar rose 9.6% against the Australian dollar over the six months; the Australian dollar closed the six months at 58.5 cents. The recent appreciation by the US dollar against the Australian dollar reflects the following:
- the continuing strength of the US economy has seen the US dollar appreciate against most major currencies,
- the interest rate differential between Australia and the USA,
- expectations that the US Federal Reserve will tighten more aggressively than the Reserve Bank of Australia, and
- a sluggish commodity price recovery.

Over the year many of the above concerns are likely to fade and we anticipate:
- growth in the Australian economy to remain strong, at or above the world average,
- a broadening of the commodity price recovery, particularly in the bulk and soft commodities,
- strong tourism income from the Olympics to support the Australian dollar during the year.

Asia
Economies
The Asian recovery has matured, with the sharp acceleration of growth observed at the end of 1999 replaced by an expansionary phase with solid growth expected for 2000. Excess capacity remains within certain countries and sectors and is likely to moderate any rising inflation. This has already been shown by the lower than expected inflation from many countries.

Monetary policy is expected to be tightened during 2000, providing additional support to local currencies and mitigating inflation derived from strong growth in the region. Trade surpluses are expected to be maintained, assisted by lower oil prices.

Market Review and Outlook
(continued)                 The First Australia Prime Income Fund, Inc.

Domestic Bond and Currency Markets
Asian domestic bond markets benefited from improving economic conditions during the six months. Better than expected inflation data from most countries saw domestic bond yields fall in the Philippines, Thailand, Malaysia and Singapore.

The continuing strength of the US economy has seen the US dollar perform strongly against most Asian currencies. The exception was the South Korean Won which appreciated 8.3% against the US dollar during the six months.

US-dollar denominated Asian Bond (Yankee) Market and US dollar
US-dollar denominated Asian bonds (Yankees) generally rose in line with rising official US interest rates. The Fund has 13.5% of its total assets in Yankees as at April 30, 2000 compared with 14.0% at October 31, 1999.

Summary of Key Market Rates    The First Australia Prime Income Fund, Inc.

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods:

                     April 30, 2000   October 31, 1999   April 30, 1999
Australia
90 day bank bills         6.24%            5.35%              4.81%
10 year bonds             6.39%            6.63 %             5.67%
Australian Dollar      $  0.58         $   0.64           $   0.66

New Zealand
90 day bank bills         6.66%            5.29%              4.64%
10 year bonds             7.03%            7.08%              5.77%
NZ Dollar              $  0.49          $  0.51           $   0.56

South Korea
90 day bank bills         7.37%            7.26%              6.02%
5 year bond               9.28%            9.03%              7.12%
South Korean Won*       W 1108           W 1200             W 1175

Thailand
90 day bank bills         3.50%            4.00%              3.63%
10 year bond              6.95%            7.81%              7.55%
Thai Baht*              B   38           B   39             B   37

Philippines
90 day bank bills         8.80%            9.75%             10.88%
10 year bond             14.40%           15.31%             14.94%
Philippines Peso*       P   41           P   40             P   38

Malaysia
90 day bank bills         2.85%            3.35%              4.00%
10 year bond              5.86%            6.50%              N/A
Malaysian Ringgit*      R  3.8           R  3.8             R  3.8

Singapore
90 day bank bills         2.17%            0.63%              0.82%
10 year bonds             4.14%            4.65%              3.98%
Singaporean Dollar     S$  1.71        S$  1.66            S$ 1.70

US$ Yankee Bonds**
South Korea                8.32%           8.37%              7.43%
Thailand                   8.10%           8.02%              7.09%
Philippines               10.43%           9.42%              8.57%

* These currencies are quoted Asian currency per US dollar. The Australian and New Zealand dollars are quoted US dollars per currency.

** Ten-year sovereign issues.

EquitiLink International Management Limited
June 2000

Portfolio of Investments
April 30, 2000 (Unaudited)    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  LONG-TERM INVESTMENTS--114.2%
                  AUSTRALIA--84.4%
                  Government and Semi-Government--47.7%
                  Commonwealth of Australia--26.4%
                  Australia Postal
                    Corp.,
A$       5,000    5.50%, 3/25/04........  $    2,772,140
        22,000    6.00%, 3/25/09........      11,999,885
                  Australian Capital Territory,
        10,000    12.00%, 11/15/01......       6,317,347
                  Commonwealth Bank of Australia,
        10,000    5.50%, 3/1/02.........       5,724,205
         5,000    6.00%, 8/1/03.........       2,852,793
         2,800    7.625%, 8/5/03........       1,666,756
        12,000    5.25%, 12/1/04........       6,579,343
         8,000    6.00%, 9/1/05.........       4,498,883
        10,000    6.75%, 12/1/07........       5,807,562
         4,000    6.25%, 2/10/09........       2,237,727
        20,000    6.25%, 9/1/09.........      11,204,126
                  Commonwealth of Australia,
        48,000    12.00%, 11/15/01......      30,353,150
        45,000    9.50%, 8/15/03........      28,653,758
        40,000    9.00%, 9/15/04........      25,636,955
        25,000    7.50%, 7/15/05........      15,278,672
        41,000    10.00%, 2/15/06.......      27,997,718
        21,000    10.00%, 10/15/07......      14,841,137
        72,000    8.75%, 8/15/08........      48,329,181
       117,000    7.50%, 9/15/09........      73,698,555
        75,000    5.75%, 6/15/11........      41,727,216
                  Northern Territory Authority,
        40,000    12.50%, 7/15/01.......      25,008,681
                                          --------------
                                             393,185,790
                                          --------------
                  New South Wales--5.7%
                  New South Wales Treasury Corporation,
        57,000    12.00%, 12/1/01.......      35,902,792
        25,000    7.00%, 4/1/04.........      14,762,223
        20,000    12.60%, 5/1/06........      14,987,789
        20,000    8.00%, 3/1/08.........      12,498,378
        10,000    7.00%, 12/1/10........       5,912,488
                                          --------------
                                              84,063,670
                                          --------------
                  Queensland--3.2%
                  Queensland Treasury Corporation,
        20,000    6.50%, 6/14/05........      11,575,140
        15,200    6.00%, 7/14/09........       8,412,023
        15,000    6.00%, 6/14/11........       8,229,790
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
A$      10,000    6.00%, 10/14/15.......  $    5,366,782
        27,000    6.00%, 6/14/21........      14,233,760
                                          --------------
                                              47,817,495
                                          --------------
                  South Australia--3.1%
                  South Australian Financing Authority,
        35,000    10.00%, 1/15/03.......      22,074,401
        40,000    7.50%, 10/15/07.......      24,207,964
                                          --------------
                                              46,282,365
                                          --------------
                  Tasmania--0.4%
                  Tasmanian Public Finance Corporation,
        10,000    9.00%, 11/15/04.......       6,312,671
                                          --------------
                  Victoria--4.8%
                  Treasury Corporation of Victoria,
        36,000    12.50%, 10/15/03......      24,701,418
        30,500    10.25%, 11/15/06......      20,993,378
        25,000    7.50%, 8/15/08........      15,209,257
        20,000    5.50%, 9/15/10........      10,536,161
                                          --------------
                                              71,440,214
                                          --------------
                  Western Australia--4.1%
                  Western Australia Treasury
                    Corporation,
        40,000    10.00%, 7/15/05.......      26,592,811
        36,000    8.00%, 10/15/07.......      22,430,371
        10,000    7.50%, 10/15/09.......       6,091,916
        10,000    7.00%, 4/15/11........       5,986,901
                                          --------------
                                              61,101,999
                                          --------------
                  Total long-term
                    Australian
                    government and
                    semi-government
                  (cost
                    US$848,432,215).....     710,204,204
                                          --------------
                  Eurobonds--31.8%
                  Banking and Finance--15.2%
                  Bank Austria AG,
        11,278    10.875%, 11/17/04.....       7,427,909
                  Banque National de Paris,
        14,000    9.00%, 8/13/02........       8,487,436
                  BHP Finance Limited,
        14,000    7.50%, 7/15/05........       8,152,846
                  Cable & Wireless Optus Finance,
         5,000    7.75%, 7/15/05........       2,938,912
                  Commonwealth Bank of Australia,
        10,000    9.00%, 8/15/05........       6,362,323

                                       10

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                         The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  Eurobonds (cont'd.)
                  Banking and Finance (cont'd.)
                  Credit Locale de
                    France,
A$       5,000    10.25%, 4/12/05.......  $    3,296,560
                  Dresdner Bank AG,
         8,000    5.30%, 2/18/10........       4,829,729
                  DSL Bank,
        15,000    6.25%, 11/15/06.......       8,339,832
                  Federal National Mortgage Association
                    Global,
        35,000    6.50%, 7/10/02........      20,327,406
        62,065    6.375%, 8/15/07.......      34,972,191
                  GE Capital Australia Limited,
        10,000    6.50%, 12/3/01........       5,812,238
         5,000    6.25%, 8/15/03........       2,851,522
        15,000    6.75%, 9/15/07........       8,559,301
                  GMAC Australia Finance Limited,
         6,500    9.00%, 5/22/01........       3,881,140
                  Interstar,
         5,000    7.15%, 12/20/33.......       2,911,175
                  Jem Bonds Limited,
        10,000    9.00%, 7/15/06........       6,451,782
                  KFW International Finance,
        15,755    9.125%, 7/26/05.......      10,033,408
         9,000    7.25%, 2/20/07........       5,312,748
                  Landesbank Baden Wurttemberg,
        15,000    6.25%, 12/15/04.......       8,471,364
                  National Australia Bank Limited,
        10,000    6.00%, 8/9/02.........       5,739,643
                  Northern Territory Authority,
         5,000    10.03%, 8/9/05........       3,312,451
                  Principal Financial Global Fund,
        10,000    6.75%, 10/15/02.......       5,786,401
                  Priority Trust,
         2,000    6.00%, 10/15/30.......       1,168,889
                  Puma,
         5,000    7.47%, 2/21/33........       2,939,526
                  State Bank of New South Wales,
        20,000    11.75%, 8/16/01.......      12,362,610
        28,000    10.75%, 3/12/02.......      17,432,325
         6,400    9.00%, 9/17/02........       3,897,838
        10,000    9.25%, 2/18/03........       6,169,562
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  State Bank of South Australia,
A$      10,000    11.00%, 4/10/02.......  $    6,249,534
                  Westfield Trust,
         5,000    7.50%, 10/15/04.......       2,907,376
                                          --------------
                                             227,385,977
                                          --------------
                  Semi-Government and Local
                    Government--10.8%
                  New South Wales Treasury
                    Corporation,
        25,000    8.00%, 12/1/01........      14,916,836
        50,000    12.00%, 12/1/01.......      31,529,539
         7,000    10.50%, 12/7/04.......       4,636,286
        10,000    10.00%, 6/6/05........       6,579,384
        34,000    12.60%, 5/1/06........      25,397,437
         7,000    9.25%, 6/20/06........       4,499,860
        40,000    8.00%, 3/1/08.........      24,996,756
                  Queensland Treasury Corporation,
        20,000    8.00%, 5/14/03........      12,114,153
        20,000    12.00%, 6/15/05.......      14,330,825
        30,000    8.00%, 9/14/07........      18,737,746
                  South Australia Financing Authority,
         5,000    11.25%, 10/23/01......       3,093,596
                                          --------------
                                             160,832,418
                                          --------------
                  Services--0.2%
                  Compass Master,
         5,000    7.09%, 9/15/04........       2,892,820
                                          --------------
                  Supranational Global--5.6%
                  Asian Development Bank,
        10,000    5.25%, 9/15/04........       5,455,335
                  EFIC,
        19,000    11.00%, 12/29/04......      12,829,835
                  Eurofima,
        46,170    9.875%, 1/17/07.......      31,258,275
                  European Bank of Reconstruction &
                    Development,
        39,000    9.00%, 10/15/02.......      23,832,905
                  European Investment Bank,
         3,000    10.25%, 10/1/01.......       1,837,071
                  Kingdom of Sweden,
         8,287    7.875%, 4/23/07.......       5,075,605

                                       11

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                      The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  Supranational Global (cont'd.)
                  Sigma Finance Corporation,
A$       5,000    7.50%, 8/15/03........  $    2,956,297
                                          --------------
                                              83,245,323
                                          --------------
                  Total long-term
                    Australian eurobonds
                    (cost
                    US$573,342,850).....     474,356,538
                                          --------------
                  Corporate Bonds--4.9%
                  Asset Backed--0.1%
                  FANMAC 22,
         1,209    11.40%, 12/15/01......         748,884
                  FANMAC 25,
           338    10.33%, 6/15/02.......         208,826
                                          --------------
                                                 957,710
                                          --------------
                  Banking and Finance--0.5%
                  Coles Myer Finance,
         2,100    6.75%, 7/15/05........       1,187,561
                  Lend Lease,
        10,000    7.50%, 7/15/05........       5,811,127
                                          --------------
                                               6,998,688
                                          --------------
                  Floating Rate Notes*--0.2%
                  Crusade Trust,
         1,982    5.25%, 7/10/29........       1,155,364
                  Initial Corporate Obligation,
         3,000    5.0483%, 9/19/03......       1,753,352
                                          --------------
                                               2,908,716
                                          --------------
                  Services--4.1%
                  ANZ Banking Group,
         5,000    5.50%, 9/15/03........       2,782,092
                  Austran Holdings Incorporated,
         5,000    6.25%, 11/15/02.......       2,844,654
                  Merrill Lynch & Co. Australia,
        10,000    7.625%, 3/15/02.......       5,904,129
                  Sydney Airports Corporation,
         2,000    6.35%, 3/15/04........       1,130,601
                  Telstra Corporation,
         8,000    11.50%, 10/15/02......       5,130,618
         2,000    7.80%, 7/17/03........       1,202,723
         7,000    8.00%, 9/15/04........       4,202,902
        30,000    12.00%, 5/15/06.......      21,500,183
        10,000    7.25%, 3/30/10........       5,734,434
         2,000    8.75%, 1/15/20........       1,386,716
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  Westpac Banking Corporation,
A$      16,600    3.54%, 3/15/02........  $    9,729,793
                                          --------------
                                              61,548,845
                                          --------------
                  Total Australian
                    corporate bonds
                  (cost US$81,763,587)..      72,413,959
                                          --------------
                  Total Australian
                    long-term
                    investments
                  (cost US$1,503,538,652)  1,256,974,701
                                          --------------
                  JAPAN--1.4%
                  Government Bonds--1.4%
                  Inchon Metropolitan City,
JPY     500,000   3.70%, 4/26/06........       4,836,465
                  PTT Exploration &
                    Production,
     1,700,000    3.35%, 9/19/07........      16,387,195
                                          --------------
                  Total Japan long-term
                    investments
                  (cost US$19,183,475)..      21,223,660
                                          --------------
                  KOREA--5.4%
                  Government Bonds--5.4%
                  Korea Credit Insurance Fund,
KRW 20,000,000    8.72%, 3/12/04........      17,641,811
     2,000,000    15.00%, 7/3/04........       2,144,087
                  Korea Deposit Insurance
                    Fund Bond,
    10,000,000    9.90%, 10/23/03.......       9,168,732
                  Korea Development Bank,
     3,930,000    8.40%, 11/3/01........       3,520,409
    10,000,000    8.40%, 11/20/01.......       9,107,240
     5,000,000    6.40%, 1/5/02.........       4,355,544
     5,000,000    6.82%, 2/26/02........       4,405,465
                  Korea Monetary Stabilization
                    Bond,
    18,040,000    8.97%, 2/8/02.........      16,292,294
    10,000,000    8.99%, 2/14/02........       9,034,080
                  Korea Treasury Bond,
     5,000,000    7.10%, 12/9/01........       4,398,432
                                          --------------
                  Total Korea long-term
                    investments
                  (cost US$77,639,777)..      80,068,094
                                          --------------

                                       12

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                       The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  MALAYSIA--1.1%
                  Government Bond--1.1%
                  Danamodal Nasional Berhad,
MYR     79,830    Zero Coupon, 10/21/03
                    (cost
                    US$17,541,514)......  $   17,468,065
                                          --------------
                  PHILIPPINES--0.9%
                  Government Bonds--0.9%
                  Philippine Government Bonds,
PHP    162,000    11.875%, 6/10/01......       3,961,593
       339,500    18.00%, 11/26/08......       9,811,106
                                          --------------
                  Total Philippines
                    long-term
                    investments
                  (cost US$12,876,339)..      13,772,699
                                          --------------
                  SINGAPORE--0.8%
                  Government Bonds--0.8%
                  Singapore Government Bonds,
SGD     10,250    4.00%, 2/1/05.........       6,081,649
         9,365    4.375%, 1/15/09.......       5,575,306
                                          --------------
                  Total Singapore
                    long-term
                    investments
                  (cost US$11,598,138)..      11,656,955
                                          --------------
                  THAILAND--1.8%
                  Corporate Bonds--0.1%
                  Services--0.1%
                  Advance Information Services PLC,
THB     80,000    6.25%, 3/31/03........       2,117,224
                                          --------------
                  Government Bonds--1.8%
                  Eastern Water Resources,
        95,000    9.00%, 7/22/04........       2,747,721
                  Export-Import Bank of Thailand,
        80,000    7.25%, 5/6/04.........       2,140,919
                  Thailand Government Bonds,
        50,000    5.25%, 3/5/03.........       1,340,877
        70,000    8.25%, 10/14/03.......       2,033,301
       503,100    8.50%, 10/14/05.......      14,896,529
        60,000    8.50%, 12/8/08........       1,737,046
                                          --------------
                  Total Thailand
                    long-term
                    investments
                  (cost US$26,192,546)..      27,013,617
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  UNITED STATES--18.4%
                  ASAT Finance LLC,
US$      6,000    12.50%, 11/1/06.......  $    6,330,000
                  Bangkok Bank Public Company,
         5,000    8.75%, 3/15/07........  $    4,250,000
         3,500    9.025%, 3/15/29.......       2,725,000
                  Bangkok Sentral Ng Philipinas,
         4,000    8.60%, 6/15/27........       3,040,000
                  Cho Hung Bank,
         3,750    11.875%, 4/1/05.......       3,684,375
                  Chonhung Bank,
         7,500    11.0725%, 1/7/05......       7,612,500
                  Commerce Asset Holding Company,
         2,000    Zero Coupon,
                    6/17/02.............       1,630,000
                  Dao Heng Bank Limited,
        12,500    7.75%, 1/24/07........      11,808,110
                  Export-Import Bank Korea,
        10,000    7.10%, 3/15/07........       9,802,600
                  Globe Telecom Incorporated,
         8,500    13.00%, 8/1/09........       9,057,500
                  Hanvit Bank,
         4,000    11.75%, 3/1/10........       3,954,800
         6,000    12.75%, 3/1/10........       6,097,800
                  Industrial Bank of Korea,
        15,000    8.375%, 9/30/02.......      14,922,000
                  International Bank of
                    Reconstruction &
                    Development,
        10,000    5.50%, 5/14/03........       5,637,984
                  Korea Development Bank,
         8,000    7.125%, 4/22/04.......       7,690,400
                  Korea Electric Power Corporation,
         5,000    7.75%, 4/1/13.........       4,650,150
         4,000    7.00%, 2/1/27.........       3,696,720
                  LG Caltex Oil Corporation,
         3,500    7.875%, 7/1/06........       3,353,000
         6,500    7.50%, 7/15/07........       6,077,500
                  Malaysia,
         7,500    8.75%, 6/1/09.........       7,706,250
                  National Power Corporation,
         7,000    8.40%, 12/15/16.......       5,556,530

                                       13

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                      The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  UNITED STATES (cont'd.)
                  Petroliam Nasional Berhad,
US$      5,000    8.875%, 8/1/04........  $    5,107,500
         2,000    7.125%, 8/15/05.......       1,848,660
         6,000    7.125%, 10/18/06......       5,587,200
         5,000    7.75%, 8/15/15........       4,572,045
         3,000    7.625%, 10/15/26......       2,610,882
                  Philippine Long Distance Telcom,
         1,000    8.35%, 3/6/17.........         737,900
                  PTT Exploration & Production,
        15,500    7.625%, 10/1/06.......      14,560,000
                  Reliance Industries Limited,
        17,500    10.25%, 1/15/97.......      16,120,225
                  Republic of
                    Philippines,
         5,000    9.875%, 3/16/10.......       4,750,000
        29,000    9.875%, 1/15/19.......      25,557,700
        12,500    9.50%, 10/21/24.......      12,000,000
         7,636    10.625%, 3/16/25......       7,082,390
                  Republic of South Korea,
         3,000    8.875%, 4/15/08.......       3,098,250
                  Shinhan Bank,
         8,500    7.25%, 6/26/02........       8,194,000
                  Sterlite Industries Limited,
         8,000    7.3775%, 6/5/07.......       7,040,000
                  Telekom Malaysia,
         3,000    7.875%, 8/1/25........       2,670,000
                  Tenaga Nasional Berhad,
         6,000    7.20%, 4/29/07........       5,874,832
         1,000    7.625%, 4/29/07.......         933,820
         7,000    7.50%, 1/15/96........       5,262,390
                  Total Access Communication Public,
         5,500    7.625%, 11/4/01.......       5,090,387
         2,500    8.375%, 11/4/06.......       2,143,750
                  Windsor Petroleum Transport
                    Corporation,
         4,000    7.84%, 1/15/21........       3,420,000
                                          --------------
                  Total United States
                    long-term
                    investments
                  (cost
                    US$270,363,838).....     273,545,250
                                          --------------
                  Total long-term
                    investments
                    (cost
                    US$1,938,934,279)...   1,701,723,041
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  SHORT-TERM INVESTMENTS--23.4%
                  Australia--12.1%
                  Demand Deposits--2.8%
                  Banque National de Paris,
A$      71,287    5.60%, 5/1/00.........  $   41,670,522
                  State Street Call Deposit,
            28    5.65%, 5/1/00.........          16,527
                                          --------------
                  Total Australian
                    demand deposits
                  (cost US$42,892,106)..      41,687,049
                                          --------------
                  Government and Semi-Government--5.3%
                  Commonwealth of Australia--3.0%
                  Commonwealth of Australia,
        39,900    13.00%, 7/15/00.......  $   23,623,341
         5,000    13.00%, 12/15/00......       3,038,216
        30,000    8.75%, 1/15/01........      17,840,228
                                          --------------
                                              44,501,785
                                          --------------
                  South Australia--1.2%
                  South Australian Financing Authority,
        30,000    12.50%, 10/15/00......      18,009,298
                                          --------------
                  Tasmania--1.1%
                  Tasmanian Public Finance Corporation,
        28,000    12.50%, 1/15/01.......      17,026,102
                                          --------------
                  Total Australian
                    government and
                    semi-government
                  (cost
                    US$108,706,384).....      79,537,185
                                          --------------
                  Eurobonds--2.8%
                  Banking and Finance--2.8%
                  CitiGroup,
         5,000    14.00%, 1/15/01.......       3,084,290
                  Federal National Mortgage
                    Association, Global
        60,000    5.75%, 9/5/00.........      34,984,468
                  State Bank of New South Wales,
         5,000    12.25%, 2/26/01.......       3,038,274
                                          --------------
                  Total Australian
                    eurobonds
                  (cost US$45,995,003)..      41,107,032
                                          --------------

                                       14

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  SHORT-TERM INVESTMENTS (cont'd.)
                  Australia (cont'd.)
                  Corporate Bonds--1.2%
                  Services--1.2%
                  Macquarie Bank Limited,
A$       1,000    9.75%, 8/1/00.........  $      589,314
                  Telstra Corporation,
        30,000    12.50%, 11/15/00......      18,070,483
                                          --------------
                  Total Australian
                    corporate bonds
                  (cost US$25,038,459)..      18,659,797
                                          --------------
                  Total Australian
                    short-term
                    investments
                  (cost
                    US$222,631,952).....     180,991,063
                                          --------------
                  Korea--4.8%
                  Government Bonds--4.8%
                  Korea Development Bank,
KRW 10,000,000    Zero Coupon,
                    11/26/00............       8,604,884
    10,000,000    Zero Coupon, 1/6/01...       8,522,072
                  Korea Monetary Stabilization Bond,
    15,000,000    7.40%, 12/14/00.......      13,603,321
    10,000,000    6.95%, 1/6/01.........       8,989,439
    10,000,000    6.58%, 1/11/01........       8,954,134
    10,000,000    7.49%, 3/2/01.........       9,069,511
     4,880,000    7.45%, 3/22/01........       4,403,275
     5,000,000    6.70%, 4/19/01........       4,449,484
                  Korea Treasury Bond,
     5,000,000    8.09%, 11/10/00.......       4,680,338
                                          --------------
                  Total Korea short-term
                    investments
                  (cost US$68,990,397)..  $   71,276,458
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  New Zealand--0.4%
                  Demand Deposit--0.0%
                  New Zealand Call Deposit,
NZ$        595    Zero Coupon,
                    1/31/00.............  $      289,480
                  Eurobond--0.4%
                  International Bank of
                    Reconstruction & Development,
        10,000    7.00%, 9/18/00........       4,919,732
                                          --------------
                  Total New Zealand
                    short-term
                    investments
                  (cost US$5,707,227)...       5,209,212
                                          --------------
                  Philippines--0.6%
                  Government Bond--0.6%
                  Philippine Government Bond,
PHP    351,000    14.00%, 1/14/01
                    (cost
                    US$9,268,062).......       8,708,100
                                          --------------
                  Singapore--0.4%
                  Government Bonds--0.4%
                  Singapore Government Bonds,
SGD      4,000    Zero Coupon,
                    6/29/00.............       2,335,918
         2,000    Zero Coupon, 7/1/00...       1,167,826
                  Singapore Treasury
                    Bills,
         5,000    Zero Coupon,
                    6/22/00.............       2,920,355
                                          --------------
                  Total Singapore
                    short-term
                    investments
                  (cost US$6,415,682)...       6,424,099
                                          --------------
                  United States--5.1%
                  Korea Electric Power Corporation,
US$     12,000    10.00%, 4/1/01........      12,191,520

                                       15

Portfolio of Investments
April 30, 2000 (Unaudited)
(continued)                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description         (US$) Note 1
--------------------------------------------------------
                  United States (cont'd.)
US$     64,173    Repurchase Agreement,
                    State Street Bank &
                    Trust Company, 5.65%
                    due 5/2/00 in the
                    amount of
                    US$64,213,286 (cost
                    $64,175,000;
                    collateralized by
                    US$64,415,000 Unit-
                    ed States Treasury
                    Notes, due 10/31/01;
                    value including ac-
                    crued interest -
                    US$65,461,744)......  $   64,173,000
                                          --------------
                  Total United States
                    short-term
                    investments
                  (cost
                    US$75,655,650)......      76,364,520
                                          --------------
                  Total short-term investments
                  (cost
                    US$388,668,970).....     348,973,452
                                          --------------
                  Total Investments--137.7%
                    (cost US$2,327,603,249;
                    Note 3)               2,050,696,493
                  Other assets in excess
                    of
                    liabilities--2.6%...      39,118,072
                  Liquidation value of
                    preferred
                    stock--(40.3%)......    (600,000,000)
                                          --------------
                  Net Assets Applicable
                    to Common
                    Shareholders--100%..  $1,489,814,565
                                          --------------
                                          --------------
                  Net asset value per
                    common share
                    ($1,489,814,565 /
                    267,377,298 shares
                    of common stock is-
                    sued and
                    outstanding)........  $         5.57
                                          --------------
                                          --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at April 30, 2000.
                                       16

Statement of Assets and Liabilities
April 30, 2000
(Unaudited)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $2,327,603,249)..............................................   $2,050,696,493
Cash.....................................................................................           36,236
Interest receivable......................................................................       43,336,325
Receivable for investments sold..........................................................       17,045,115
Unrealized appreciation on interest rate and currency swaps..............................          469,788
Forward currency contracts-amount receivable from counterparties.........................          293,495
Cash deposits with broker for futures contracts..........................................          245,720
Other assets.............................................................................           43,235
                                                                                            --------------
    Total assets.........................................................................    2,112,166,407
                                                                                            --------------
Liabilities
Foreign currency overdraft...............................................................        4,569,317
Dividends payable-common stock...........................................................       12,031,978
Withholding taxes payable................................................................        2,751,678
Dividends payable-preferred stock........................................................        1,361,303
Investment management fee payable........................................................          884,805
Accrued expenses and other liabilities...................................................          541,936
Administration fee payable...............................................................          169,483
Forward currency contracts-amount payable to counterparties..............................           40,590
Due to broker-variation margin...........................................................              752
                                                                                            --------------
    Total liabilities....................................................................       22,351,842
                                                                                            --------------
Total Net Assets.........................................................................   $2,089,814,565
                                                                                            --------------
                                                                                            --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 267,377,298 shares).........................   $    2,673,773
    Paid-in capital in excess of par.....................................................    2,041,268,207
  Preferred stock ($.01 par value per share and $25,000 liquidation value per share
    applicable to 24,000 shares; Note 4).................................................      600,000,000
                                                                                            --------------
                                                                                             2,643,941,980
  Distributions in excess of net investment income.......................................      (43,582,499)
  Accumulated net realized gains on investments..........................................        7,715,063
  Net unrealized depreciation on investments.............................................      (46,720,270)
  Accumulated net realized and unrealized foreign exchange losses........................     (471,539,709)
                                                                                            --------------
  Total net assets.......................................................................   $2,089,814,565
                                                                                            --------------
                                                                                            --------------
  Net assets applicable to common shareholders...........................................   $1,489,814,565
                                                                                            --------------
                                                                                            --------------
Net asset value per common share:
  ($1,489,814,565 / 267,377,298 shares of
  common stock issued and outstanding)...................................................            $5.57
                                                                                            --------------
                                                                                            --------------

Statement of Operations
(Unaudited)                  The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                         Six Months Ended
                                                                                            April 30,
Net Investment Income                                                                          2000
                                                                                         ----------------
Income
  Interest (net of foreign withholding taxes of $5,302,295)...........................     $ 91,431,634
                                                                                         ----------------
Expenses
  Investment management fee...........................................................        5,833,258
  Custodian's fees and expenses.......................................................        1,200,000
  Administration fee..................................................................        1,264,621
  Auction agent's fees and broker commissions.........................................          835,000
  Shareholder relations and communications............................................          460,000
  Transfer agent's fees and expenses..................................................          325,000
  Directors' fees and expenses........................................................          302,500
  Insurance expense...................................................................          171,000
  Legal fees and expenses.............................................................          150,000
  Independent accountant's fees and expenses..........................................          115,000
  Miscellaneous.......................................................................           38,462
                                                                                         ----------------
  Total operating expenses............................................................       10,694,841
                                                                                         ----------------
Net investment income.................................................................       80,736,793
                                                                                         ----------------
Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions.............................................................        5,945,265
  Financial futures contracts.........................................................          578,623
                                                                                         ----------------
                                                                                              6,523,888
                                                                                         ----------------
Net change in unrealized appreciation (depreciation) on:
  Investments.........................................................................      (79,791,907)
  Interest rate and currency swaps....................................................        1,316,767
  Financial futures contracts.........................................................         (155,286)
                                                                                         ----------------
                                                                                            (78,630,426)
                                                                                         ----------------
Net loss on investments...............................................................      (72,106,538)
                                                                                         ----------------
Net increase in total net assets from operations before net foreign exchange losses...        8,630,255
Net realized and unrealized foreign exchange losses...................................      (70,966,821)
                                                                                         ----------------
Net Decrease In Total Net Assets
Resulting From Operations.............................................................     $(62,336,566)
                                                                                         ----------------
                                                                                         ----------------

Statement of Cash Flows
(Unaudited)                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                         Six Months Ended
Increase (Decrease) in Cash                                                                 April 30,
(Including Foreign Currency)                                                                   2000
                                                                                         ----------------
Cash flows used for operating activities
  Interest received (net of foreign withholding taxes)................................   $    99,067,695
  Expenses paid.......................................................................       (12,293,313 )
  Proceeds from sales of short-term portfolio investments, net........................       (17,223,080 )
  Purchases of long-term portfolio investments........................................      (724,010,616 )
  Proceeds from sales of long-term portfolio investments..............................       768,305,694
  Other...............................................................................           221,462
                                                                                         ----------------
    Net cash used for operating activities............................................       114,067,842
                                                                                         ----------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred shareholders..........................       (21,520,744 )
  Dividends and distributions paid to common shareholders.............................       (92,242,924 )
                                                                                         ----------------
    Net cash provided from financing activities.......................................      (113,763,668 )
                                                                                         ----------------
Effect of changes in exchange rate....................................................         4,038,108
                                                                                         ----------------
Net increase in cash..................................................................         4,342,282
  Cash at beginning of year...........................................................        (4,306,046 )
                                                                                         ----------------
  Cash at end of year.................................................................   $        36,236
                                                                                         ----------------
                                                                                         ----------------
Reconciliation of Net Increase in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Used For
Operating Activities
Net decrease in total net assets resulting from operations............................   $   (62,336,566 )
                                                                                         ----------------
  Decrease in investments.............................................................        58,248,805
  Net realized gain on investment transactions........................................        (6,523,888 )
  Net change in unrealized depreciation on investments................................        78,630,426
  Net realized and unrealized foreign exchange losses.................................        70,966,821
  Decrease in interest receivable.....................................................         7,673,094
  Net decrease in other assets........................................................           221,462
  Decrease in payable for investments purchased.......................................       (32,411,527 )
  Increase in receivable for securities sold..........................................         1,234,720
  Decrease in accrued expenses and other liabilities..................................        (1,635,505 )
                                                                                         ----------------
    Total adjustments.................................................................       176,404,408
                                                                                         ----------------
Net cash used for operating activities................................................   $   114,067,842
                                                                                         ----------------
                                                                                         ----------------

Statement of Changes in
Net Assets (Unaudited)            The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                             Ended            Year Ended
Increase (Decrease)                                                        April 30,         October 31,
in Total Net Assets                                                           2000               1999
                                                                         --------------     --------------
Operations
  Net investment income..............................................    $   80,736,793     $  173,851,260
  Net realized gain on investment transactions.......................         6,523,888         39,399,827
  Net change in unrealized depreciation on investments...............       (78,630,426)       (83,793,302)
                                                                         --------------     --------------
  Net increase in total net assets resulting from operations before
    net foreign exchange losses......................................         8,630,255        129,457,785
  Net realized and unrealized foreign exchange losses................       (70,966,821)       (47,603,693)
                                                                         --------------     --------------
Net increase/decrease in total net assets resulting from
  operations.........................................................       (62,336,566)        81,854,092
                                                                         --------------     --------------
Dividends from net investment income
  Common shares......................................................       (64,986,791)      (163,686,312)
  Preferred shares...................................................       (15,750,002)       (25,677,478)
                                                                         --------------     --------------
                                                                            (80,736,793)      (189,363,790)
                                                                         --------------     --------------
Distributions in excess of net investment income
  Common shares......................................................       (23,245,473)          --
  Preferred shares...................................................          --                 --
                                                                         --------------     --------------
                                                                            (23,245,473)          --
                                                                         --------------     --------------
Distributions from net realized capital gains
  Common shares......................................................          --              (28,475,021)
  Preferred shares...................................................        (1,231,344)        (4,395,043)
                                                                         --------------     --------------
                                                                             (1,231,344)       (32,870,064)
                                                                         --------------     --------------
Fund share transactions:
  Net proceeds from rights offering of Fund shares...................          --              365,420,287
  Dividend reinvestment..............................................          --                4,182,612
                                                                         --------------     --------------
                                                                               --              369,602,899
                                                                         --------------     --------------
Total increase (decrease)............................................      (167,550,176)       229,223,137
Total Net Assets
Beginning of period..................................................     2,257,364,741      2,028,141,604
                                                                         --------------     --------------
End of period........................................................    $2,089,814,565     $2,257,364,741
                                                                         --------------     --------------
                                                                         --------------     --------------

Notes to Financial Statements
(Unaudited)                     The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities and companies, and in Australian dollar denominated global or Euro Bonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency. The Fund may also invest in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate or substitute for the currency of an Asian country; in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand; and in U.S. debt securities. It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgement, of equivalent quality. On September 9, 1999, the Board of Directors of the Fund voted to expand the investment policies of the Fund to allow investments in U.S. dollar-denominated securities issued by companies which are not domiciled in an Asian country, if the issuing company is wholly-owned by an Asian country company and the Asian country company guarantees the security issued by its subsidiary. The ability of issuers of debt securities held by the Fund, including foreign currency balances on deposit with the Fund's sub-custodian banks, to meet their obligations, may be affected by economic or political developments in a specific industry or region.
Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations
                                       21

Notes to Financial Statements
(Unaudited) (continued)         The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   Foreign Currency Translation: Australian dollar ('A$), New Zealand dollar ('NZ$) and Asian dollar amounts are translated into United States dollars on the following basis:
     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;
     (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 2000. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.
   Net realized and unrealized foreign exchange losses of $70,966,821 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 2000 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at April 30, 2000 was US$0.5845 to A$1.00 for the Australian dollar.
                                       22

Notes to Financial Statements
(Unaudited) (continued)        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.
   Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin. Subsequent payments, known as 'variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
   The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
   Interest Rate and Currency Swap: An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.
   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market to reflect the market value of the swap. When the swap is
                                       23

Notes to Financial Statements
(Unaudited) (continued)        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
   The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.
   Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.
   Taxes: For federal income and excise tax purposes, substantially all the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.
   Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.
Note 2. Agreements
   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser) and Prudential Investments Fund Management LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets
                                       24

Notes to Financial Statements
(Unaudited) (continued)       The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.
   The Investment Manager pays fees to the Investment Adviser for services rendered. The Investment Manager informed the Fund that it paid $5,819,691 to the Investment Adviser during the six months ended April 30, 2000.
   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the six months, the Administrator remitted $120,000 to Professional Consulting Services Limited for administrative services provided.
   EquitiLink USA, Inc. ('EUSA'), a wholly owned subsidiary of EquitiLink International Management Limited, entered into an agreement on March 1, 2000 to serve as the Fund's investor relations agent. This agreement provides EUSA with a monthly retainer of $10,000 plus out of pocket expenses up to $3,000 per year. During the period ended April 30, 2000, the Fund incurred fees of approximately $20,000 for the services of EUSA. As of April 30, 2000 this amount was due to EUSA. Shareholder relations and communications expenses in the Statement of Operations include certain out-of-pocket and shareholder reporting expenses paid to nonaffiliates.
Note 3. Portfolio Securities
   Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 aggregated $679,264,488 and $760,547,086, respectively.
   The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB549,515,918 and pays interest at a rate of 3.35% based on a notional amount of JPY1,700,000,000. Net receipts on payments of such amounts are exchanged semi-annually. At April 30, 2000 the unrealized appreciation on currency swaps was $469,788. The swaps are scheduled to terminate on April 26, 2006.
                                       25

Notes to Financial Statements
(Unaudited) (continued)        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   At April 30, 2000 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                                Value at
            Foreign Currency                   Settlement          Current
              Sale Contract                  Date Receivable        Value        Appreciation
-----------------------------------------    ---------------     -----------     ------------
Philippine Peso
  expiring 05/02/00                            $ 7,680,328       $ 7,662,853       $ 17,475
   expiring 05/09/00                             6,205,000         6,194,738         10,262
Singapore Dollar
  expiring 05/02/00                                406,475           406,369            106
Taiwan Dollar
  expiring 06/12/00                              5,770,010         5,727,576         42,434
Thailand Baht
  expiring 05/10/00                             23,360,000        23,280,843         79,157
                                             ---------------     -----------     ------------
                                               $43,421,813       $43,272,379       $149,434
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

                                                Value at
            Foreign Currency                   Settlement          Current
            Purchase Contract                 Date Payable          Value        Appreciation
-----------------------------------------    ---------------     -----------     ------------
South Korean Won
  expiring 05/02/00                            $ 2,000,000       $ 1,999,009       $   (991)
Philippine Peso
  expiring 05/02/00                              7,680,328         7,679,596           (732)
   expiring 05/09/00                             6,205,000         6,208,257          3,257
   expiring 06/30/00                             5,000,000         5,013,228         13,228
Singapore Dollar
  expiring 05/24/00                              1,000,000           994,943         (5,057)
   expiring 05/24/00                             1,183,432         1,175,639         (7,793)
Taiwan Dollar
  expiring 06/12/00                              5,600,000         5,727,576        127,576
Thailand Baht
  expiring 05/10/00                             23,360,000        23,333,983        (26,017)
                                             ---------------     -----------     ------------
                                               $52,028,760       $52,132,231       $103,471
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

   The United States federal income tax basis of the Fund's investments at April 30, 2000 was $2,014,878,849 and accordingly, net unrealized depreciation for United States federal income tax purposes was $51,906,411 (gross unrealized appreciation--$20,479,003; gross unrealized depreciation--$72,385,414).
                                       26

Notes to Financial Statements
(Unaudited) (continued)        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
Note 4. Capital
   There are 400 million shares of common stock authorized. Of the 267,377,298 common shares outstanding at April 30, 2000, the Investment Manager owned 90,979 shares.
   In connection with a rights offering, shareholders of record on September 25, 1998 were issued one-third of a non-transferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued 71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287. The net asset value per share of the Fund's common shareholders was reduced by approximately $.61 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Administrator, earned approximately $4,100,000 of the aforementioned commissions with respect to its participation in the rights offering.
   During the six months ended April 30, 2000 and the fiscal year ended October 31, 1999 the Fund issued 0 and 641,049 shares, respectively in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.
   The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock) outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.
   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 5.0% to 6.1% during the six months ended April 30, 2000. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.
   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
                                       27

Notes to Financial Statements
(Unaudited) (continued)          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.
Note 5. Dividends And Distributions
   On May 15, 2000 and June 19, 2000 the Board of Directors of the Fund declared distributions of $.045 per common share payable on June 16, 2000 and July 14, 2000 to shareholders of record on May 31, 2000 and June 30, 2000, respectively.
   Subsequent to April 30, 2000, dividends and distributions declared and paid on Preferred Stock totaled approximately $4,199,310 for the nine outstanding preferred share series in the aggregate through June 9, 2000.

Financial Highlights (Unaudited)     The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended                     Years Ended October 31,
                                            April 30,      --------------------------------------------------
                                               2000         1999       1998       1997       1996       1995
                                            ----------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share,
  beginning of period...................      $ 6.20       $ 7.33     $ 8.85     $ 9.93     $ 9.36     $ 8.82
                                            ----------     ------     ------     ------     ------     ------
Net investment income...................         .30          .67        .82        .87        .87        .93
Net realized and unrealized gain (loss)
  on investments and foreign
  currencies............................        (.53)        (.35)     (1.45)      (.96)      1.13       1.16
                                            ----------     ------     ------     ------     ------     ------
  Total from investment operations......        (.23)         .32       (.63)      (.09)      2.00       2.09
                                            ----------     ------     ------     ------     ------     ------
Dividends from net investment income to
  preferred shareholders................        (.06)        (.10)      (.17)      (.17)      (.14)      (.17)
Dividends from net investment income to
  common shareholders...................        (.24)        (.63)      (.51)      (.82)      (.83)      (.83)
Distributions in excess of net
  investment income to common
  shareholders..........................        (.09)          --         --         --         --         --
Distributions from net capital and
  currency gains to preferred
  shareholders..........................        (.01)        (.02)        --         --       (.02)      (.01)
Distributions from net capital and
  currency gains to common
  shareholders..........................          --         (.09)      (.21)        --       (.03)      (.15)
                                            ----------     ------     ------     ------     ------     ------
  Total dividends and distributions.....        (.40)        (.84)      (.89)      (.99)     (1.02)     (1.16)
                                            ----------     ------     ------     ------     ------     ------
Capital charge in respect to issuance of
  shares................................          --         (.61)        --         --       (.41)      (.39)
                                            ----------     ------     ------     ------     ------     ------
Net asset value per common share, end of
  period................................      $ 5.57       $ 6.20     $ 7.33     $ 8.85     $ 9.93     $ 9.36
                                            ----------     ------     ------     ------     ------     ------
                                            ----------     ------     ------     ------     ------     ------
Market price per common share, end of
  period................................      $ 4.25       $ 6.00     $5.625     $8.125     $ 8.94     $ 9.31
                                            ----------     ------     ------     ------     ------     ------
                                            ----------     ------     ------     ------     ------     ------
TOTAL INVESTMENT RETURN BASED OND:
Market value............................      (24.22)%      20.96%    (23.19)%    (0.42)%     5.59%      8.78%
Net asset value.........................       (3.89)%      (5.15)%    (8.10)%    (2.37)%    16.73%     18.54%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD..............................        1.33%**      1.26%      1.47%      1.25%      1.29%      1.47%
Net investment income available to
  common shareholders...................       10.06%**      8.34%      8.51%      7.39%      7.71%      8.96%
Portfolio turnover rate.................          33%          89%        61%        85%        63%        50%
Net assets of common shareholders, end
  of year (000,000 omitted).............      $1,490       $1,657     $1,428     $1,723     $1,932     $1,452
Average net assets of common
  shareholders (000,000 omitted)........      $1,614       $1,776     $1,486     $1,848     $1,628     $1,201
Senior securities (preferred stock)
  outstanding (000,000 omitted).........      $  600       $  600     $  600     $  600     $  600     $  475
Asset coverage of preferred stock at
  period-end............................         348%         376%       338%       387%       422%       406%

---------------
     * Calculated based upon weighted average shares outstanding during the period.
    ** Annualized.
     D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .97%, .95%, .95%, .94%, 1.05% and 1.05%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 8.10%,
       9.79%, 10.72%, 9.17%, 9.16% and 10.83%, respectively. Ratios to average net assets of preferred stock dividends are 1.96%, 1.45%, 2.21%, 1.78%, 1.45% and 1.87%, respectively.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

Other Information                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
   State Street Bank & Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.
   In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.
   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.
   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.
   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.
   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.
   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       30

Supplemental Proxy Information (Unaudited) The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
      The Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the 'Fund') was held on March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

        To elect the following five Directors to serve as Class III Directors for a three-year
(1)     term expiring in 2003:
        - David L. Elsum
        - Laurence S. Freedman
        - Michael R. Horsburgh
        - William J. Potter
        - Peter J. O'Connell
        To elect the following two directors to represent the interests of the holders of
(2)     preferred stock for the ensuing year:
        - David Manor
        - Marvin Yontef
        Directors whose term of office continued beyond this meeting are as follows: Anthony E.
        Aaronson, Rt. Hon. Malcolm Fraser, Harry A. Jacobs, Howard A. Knight, David Manor, Neville
        J. Miles, Peter D. Sacks, Anton E. Schrafl, John T. Sheehy, Brian M. Sherman and Marvin
        Yontef.
        To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of
(3)     the Fund for the fiscal year ending October 31, 2000;

   The results of the proxy solicitation on the above matters were as follows:

                Director/Auditor                Votes for       Votes against       Votes withheld        Abstentions
      ------------------------------------     ------------     --------------      ---------------      --------------
(1)   David L. Elsum                            234,084,022          --                 5,484,302             --
      Laurence S. Freedman                      229,217,234          --                10,351,090             --
      Michael R. Horsburgh                      233,175,900          --                 6,392,425             --
      William J. Potter                         233,853,843          --                 5,714,482             --
      Peter J. O'Connell                        233,299,577          --                 6,268,748             --
(2)   David Manor                                    16,777          --                     1,517             --
      Marvin Yontef                                  16,777          --                     1,517             --
(3)   PricewaterhouseCoopers LLP                235,129,120        2,426,400             --                 2,012,805

Directors                            Officers

Laurence S. Freedman, Chairman       Brian M. Sherman, President
Anthony E. Aaronson                  Laurence S. Freedman, Vice President
David Lindsay Elsum                  David Manor, Treasurer
Michael R. Horsburgh                 Roy M. Randall, Secretary
Harry A. Jacobs, Jr                  Ouma Sananikone,
Howard A. Knight                     Assistant Vice President and
David Manor                           Chief Investment Officer
Neville J. Miles                     Barry G. Sechos, Assistant Treasurer
Peter J. O'Connell                   Peter W. Fortner, Assistant Treasurer
William J. Potter                    Allan S. Mostoff, Assistant Secretary
Peter D. Sacks                       Margaret A. Bancroft, Assistant Secretary
Anton E. Schrafl                     Sander Bieber, Assistant Secretary
John T. Sheehy
Brian M. Sherman
Marvin Yontef

The accompanying financial statements as of April
30, 2000 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The
First Australia Prime Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Investment Manager
EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Auction Agent
BankersTrust Company
Four Albany Street
New York, New York 10006

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Dechert Price & Rhoads
1775 Eye Street N.W.
Washington, D.C. 20006-2401

Stikeman Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

Investor Relations
EquitiLink  USA, Inc.
45 Broadway, 31st Floor
New York, NY 10006
(800) 522-5465
or e-mail at InvestorRelations@equitilinkny.com

The common shares of The First Australia Prime
Income Fund, Inc. are traded on the American Stock
Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall
Street Journal.

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